SUPPLEMENT DATED MAY 3, 2010
TO

PROSPECTUS DATED MAY 21, 2007
FOR FUTURITY NY

ISSUED BY SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
SUN LIFE (N.Y.) VARIABLE ACCOUNT C

This supplement contains information about the OpCap Managed Portfolio, OpCap Mid Cap Portfolio, and NACM Small Cap Portfolio that were available under your Contract.

At a meeting of the Board of Trustees of Premier VIT held on December 23, 2009, the Board approved the closing and liquidation of the OpCap Managed Portfolio, OpCap Mid Cap Portfolio, and NACM Small Cap Portfolio.

As of the close of business on April 30, 2010, OpCap Managed Portfolio, OpCap Mid Cap Portfolio, and NACM Small Cap Portfolio were closed and liquidated. Any Account Value that remained in the Portfolios was automatically transferred to the Sun Capital Money Market Sub-Account. Therefore, OpCap Managed Portfolio, OpCap Mid Cap Portfolio, and NACM Small Cap Portfolio are no longer available for investment and are hereby deleted from the prospectus listed above.

If you were automatically transferred to the Sun Capital Money Market Sub-Account as a result of the OpCap Managed Portfolio, OpCap Mid Cap Portfolio, and NACM Small Cap Portfolio being closed and liquidated, prior to July 3, 2010, you may make one transfer out of the Sun Capital Money Market Sub-Account into any other available investment options under your Contract without charge and without it counting against the transfer limitations under your Contract.

Please retain this supplement with your prospectus for future reference.

Futurity NY (OpCap) 5/2010